Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Webstar Technology Group, Inc. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2024

/s/ Ricardo H. Haynes
Ricardo H. Haynes
Chief Executive Officer
(principal executive officer)

/s/ Adrienne Anderson
Adrienne Anderson
Chief Financial Officer
(principal financial and accounting officer)